UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2008
First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

First M & F Corporation has been informed by Shearer, Taylor & Co., P.A. (ST&C), the Company’s independent registered public accounting firm, that ST&C, as a result of the acquisition of its business by BKD, LLP (BKD), ceased providing audit services to public companies as of June 1, 2008 and has applied for withdrawal from registration with the Public Company Accounting Oversight Board (United States) (PCAOB) effective June 1, 2008. BKD is registered with the PCAOB. BKD was appointed and approved by the Company’s audit committee as the Company’s independent registered public accounting firm effective June 1, 2008, subject to satisfactory completion of BKD’s customary client acceptance procedures.

The audit reports of ST&C on the consolidated financial statements of First M&F Corporation as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the years ended December 31, 2007 and 2006 and through this Current Report, there were: (1) no disagreements between the Company and ST&C on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ST&C, would have caused ST&C to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and from January 1, 2008 through June 1, 2008, the date of the appointment of BKD as the Company’s independent accountant, neither the Company nor anyone on its behalf consulted BKD regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ST&C with a copy of the disclosures in this Form 8-K and has requested that ST&C furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not ST&C agrees with the Company’s statements in this Form 8-K. A copy of the letter dated June 5, 2008 furnished by ST&C in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No. Description
	16.1	Letter to the Securities and Exchange Commission from Shearer, Taylor & Co., P.A. dated June 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION

Date: June 5, 2008	By:	/s/ John G. Copeland
Name: John G. Copeland Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Exhibit

16.1	Letter dated June 5, 2008